EXHIBIT 10.3

                                      EMCON
                      SALARY CONTINUATION PLAN PARTICIPANTS


                                 Monthly Payments
                         ------------------------------
                           Salary                             Date Payments
 Participant             Continuation    Non-compete           Commence
------------------------------------------------------------------------------

Thorley D. Briggs         $1,800          $1,200          January       1993
                          $1,200          $  800          July          1993
John G. Pacey                -0-          $1,080          January       1993
Donald R. Andres          $1,800          $1,200          January       1993
Richard J. Leach             -0-          $  819          January       1993
Fred W. Cope              $  600          $  400          January       1994
Robert E. Van Heuit          -0-          $  400          January       1994
H. Randolph Sweet         $1,350          $  900          April         1997
Eugene M. Herson          $1,800          $1,200          November      2000
                          $2,700          $1,800          November      2004
R. Michael Momboisse      $  600          $  400          January       2003
                          $1,200          $  800          November      2004
                          $  600          $  400          November      2006
Gary O. McEntee           $  600          $  400          November      2004









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